Summary Prospectus	January 29, 2021

Share class (Symbol): A (LNFIX), A2 (—), C (LQNCX), R (—), I (LQNIX), IS (LQISX)

QS

GLOBAL MARKET NEUTRAL FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated January  29, 2021 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2020, are incorporated by reference into this Summary Prospectus.

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 26 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 91 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2	QS Global Market Neutral Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	5.75[2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class R	Class I	Class IS
Management fees	0.95	0.95	0.95	0.95	0.95	0.95
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.50	None	None
Other expenses	0.70[6]	0.90[7]	0.61	0.74[7]	0.54[6]	0.55
Dividend expense on securities sold short[8]	1.41	1.41	1.41	1.41	1.41	1.41
Total other expenses	2.11	2.31	2.02	2.15	1.95	1.96
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses	3.32[9]	3.52	3.98[9]	3.61	2.91[9]	2.92[9]
Fees waived and/or expenses reimbursed[10]	(0.35)	(0.35)	(0.26)	(0.39)	(0.29)	(0.40)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[11]	2.97	3.17	3.72	3.22	2.62	2.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A and Class A2 shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class—Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class A and Class I shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements.

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[7]	“Other expenses” for Class A2 and R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[8]

Dividend expenses on securities sold short refer to paying the value of dividends to the securities lenders. Interest expenses on securities sold short arise from the use of short sale proceeds to invest in additional securities or other instruments.

[9]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[10]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.55% for Class A shares, 1.75% for Class A2 shares, 2.30% for Class C shares, 1.80% for Class R shares, 1.20% for Class I shares and 1.10% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. For the year ended September 30, 2020, amounts recaptured totaled 0.05% for Class A shares and 0.09% for Class I shares, and these amounts are excluded from “Other expenses.”

[11]

Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses and dividend and interest expenses on securities sold short.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	858	1,507	2,178	3,958
Class A2 (with or without redemption at end of period)	877	1,562	2,268	4,127
Class C (with redemption at end of period)	474	1,188	2,019	4,172
Class C (without redemption at end of period)	374	1,188	2,019	4,172
Class R (with or without redemption at end of period)	325	1,070	1,836	3,846
Class I (with or without redemption at end of period)	265	873	1,507	3,212
Class IS (with or without redemption at end of period)	255	866	1,503	3,213

4	QS Global Market Neutral Fund

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 139% of the average value of its portfolio.

Principal investment strategies

The fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk. The subadviser buys equity securities it considers to be undervalued (“long positions”) and it sells short equity securities it considers to be overvalued (“short positions”). The subadviser uses quantitative models to select long and short position sizes it believes will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall fund performance. The subadviser views market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the fund’s market neutral strategy, the fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depositary receipts, master limited partnerships (“MLPs”), real estate investment trusts, and securities of other investment companies including exchange-traded funds. As a global fund, the fund can seek investment opportunities anywhere in the world, and under normal market conditions, the fund will invest in or have exposure to at least three countries, which may include the United States. The fund may invest without limit in securities in any country, including countries with developed or emerging markets. The fund may invest in issuers of any market capitalization.

When deemed appropriate by the subadviser, the fund may enter into various derivative transactions as a principal investment strategy using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price

QS Global Market Neutral Fund	5

volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the COVID-19 pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the

6	QS Global Market Neutral Fund

outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. The fund may experience a substantial or complete loss on an individual security.

Market neutral strategy risk. The fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The fund’s market neutral strategy may result in greater losses or lower positive returns than if the fund held only long positions, and the fund’s short positions could result in unlimited losses. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the fund’s market neutral strategy will be successful. The overall performance of the fund depends on the net performance of its long and short positions, and it is possible for the fund to experience a net loss across all positions. It is also possible that the fund’s long positions will decline in value at the same time that securities underlying the fund’s short positions increase in value, thereby increasing potential losses to the fund.

The fund may execute parts of its market neutral strategy by investing across security types and/or geographic markets. This can increase the number of factors that could lead to a lack of correlation between the performance of the long and short positions and therefore result in losses on both sides of the strategy.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

QS Global Market Neutral Fund	7

Short sales risk. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Short sales increase fund expenses. The fund incurs expenses in paying to securities lenders the value of dividends paid on securities sold short. The fund also incurs interest expenses from the use of the proceeds on short sales to invest in additional securities or other instruments.

Industry or sector focus risk. Although the fund does not employ an industry or sector focus, the fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund has greater exposure to the securities of a particular issuer or issuers within the same industry or sector.

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may realize losses.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all.

8	QS Global Market Neutral Fund

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain

QS Global Market Neutral Fund	9

derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility to pursue other investment opportunities that might arise. When the fund segregates assets, it is exposed to the risk of loss both in connection with the segregated assets and the transactions to which they relate.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

REITs risk. The value of real estate investment trusts (“REITs”) may be affected by factors including the condition of the economy as a whole, changes in the value of the underlying real estate, the creditworthiness of the issuers of the investments, property taxes, interest rates, liquidity of the credit markets, poor performance by the REIT’s manager, and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Master Limited Partnership (“MLP”) risk. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. Energy and natural resources MLPs may be adversely impacted by the volatility of commodity prices. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. Holders of MLP units have limited control and voting rights on

10	QS Global Market Neutral Fund

matters affecting the MLP. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the fund derives from investment in MLP units is largely dependent on the MLPs being classified as partnerships and not as corporations for federal income tax purposes. If an MLP in which the fund invests were treated as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, which could cause a reduction in the value of the fund’s shares.

Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Redemptions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by LMPFA and its affiliates, including Franklin Templeton investment managers, as “funds of funds,” unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

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Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

12	QS Global Market Neutral Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2017): 5.03    Worst Quarter (06/30/2016): (5.68)

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Average annual total returns (%)
(for periods ended December 31, 2020)
Class A	1 year	5 years	Since inception	Inception date
Return before taxes	(12.53)	(3.75)	(3.58)	11/30/2015
Return after taxes on distributions	(12.53)	(3.90)	(3.73)
Return after taxes on distributions and sale of fund shares	(7.42)	(2.83)	(2.70)
Other Classes (Return before taxes only)
Class C	(8.69)	N/A	(6.28)	07/16/2018
Class I	(6.90)	(2.30)	(2.14)	11/30/2015
Class IS	(6.79)	(2.23)	(2.08)	11/30/2015
FTSE 3-Month U.S. Treasury Bill Index (formerly known as Citigroup Treasury Bill 3-Month Index) (reflects no deduction for fees, expenses or taxes)[1]	0.58	1.16	1.14

[1]

For Class C shares, for the period from the class’ inception date to December 31, 2020, the average annual total return of the FTSE 3-Month U.S. Treasury Bill Index (formerly known as Citigroup Treasury Bill 3-Month Index) was 1.55%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.

14	QS Global Market Neutral Fund

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers. At QS Investors, all portfolios are managed on a collaborative basis using a systematic, rules based approach.

Portfolio manager	Title	Portfolio manager of the fund since
Christopher W. Floyd, CFA	Portfolio Manager	2019
Joseph S. Giroux	Portfolio Manager	2015
Jacqueline Hurley, CFA	Portfolio Manager	2016
Russell Shtern, CFA	Head of Global Equity Portfolio Management	2015

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2[1]	Class C2	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	1 million/ None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	1 million/ None[3]	N/A
IRAs	250/50	250/50	250/50	N/A	1 million/ None[3,4]	N/A4
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	1 million/ None[3]	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/ None[3,5]	N/A5
Clients of Eligible Financial Intermediaries	None/ None	None/ None	N/A	None/ None	None/ None[6]	None/ None[6]
Eligible Investment Programs	None/ None	None/ None	N/A	None/ None	None/ None	None/ None
Omnibus Retirement Plans	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Individual Retirement Plans except as noted	None/ None	None/ None	None/ None	N/A	1 million/ None[3]	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/ None	1 million/ None

[1]	Available to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares (“A2 Accounts”).

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[2]	Class C shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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